                                                               Exhibit 10 (viii)

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------


     This Amendment to Employment Agreement ("Amendment") is made and entered into as of December 31, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and PATRICK J. AGNEW (the "Employee").

     WHEREAS, the Company, the Bank and the Employee have entered into a Restated Employment Agreement, dated as of December 19, 1994, as amended (the "Agreement"), setting forth the terms and conditions for the employment relationships of the Employee with the Company and the Bank; and

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

     NOW, THEREFORE, it is AGREED as follows:

     1. The second sentence of Section 10(a) of the Agreement is hereby amended to read in its entirety as follows:

          "In addition to the sums previously deposited in the Employee Account, the Bank, as of each December 31st while the Employee remains in the employ of the Company or the Bank, beginning with December 31, 1995, shall credit such Employee Account for the benefit of the Employee with an amount equal in the aggregate to (a) 15 percent of the difference between (i) the aggregate amount of the earnings of the Employee for the year ending on such date, based on his Form W-2 withholding statement for such year, less
     (ii) the amount of such earnings, if any, attributable to stock option exercises, as reported on such Form W-2 statement, plus (b) 15 percent of that amount contributed by the Company and the Bank to the Employee's actuarial pension accrual, paid or payable to Employee as if it were earned salary."

     2. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                       ST. PAUL BANCORP, INC.


__________________________    By________________________________________
                                    Joseph C. Scully
                                    Chairman of the Board


ATTEST:                       ST. PAUL FEDERAL BANK FOR SAVINGS


__________________________    By________________________________________
                                    Joseph C. Scully
                                    Chairman of the Board


                              EMPLOYEE


                              __________________________________________
                              Patrick J. Agnew

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------


     This Amendment to Employment Agreement ("Amendment") is made and entered into as of December 31, 1995, by and among ST. PAUL BANCORP, INC. (the "Company"), ST. PAUL FEDERAL BANK FOR SAVINGS (the "Bank") and JOSEPH C. SCULLY (the "Employee").

     WHEREAS, the Company, the Bank and the Employee have entered into a Restated Employment Agreement, dated as of December 19, 1994, as amended (the "Agreement"), setting forth the terms and conditions for the employment relationships of the Employee with the Company and the Bank; and

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects;

     NOW, THEREFORE, it is AGREED as follows:

     1. The second sentence of Section 10(a) of the Agreement is hereby amended to read in its entirety as follows:

          "In addition to the sums previously deposited in the Employee Account, the Bank, as of each December 31st while the Employee remains in the employ of the Company or the Bank, beginning with December 31, 1995, shall credit such Employee Account for the benefit of the Employee with an amount equal in the aggregate to (a) 20 percent of the difference between (i) the aggregate amount of the earnings of the Employee for the year ending on such date, based on his Form W-2 withholding statement for such year, less
     (ii) the amount of such earnings, if any, attributable to stock option exercises, as reported on such Form W-2 statement, plus (b) 20 percent of that amount contributed by the Company and the Bank to the Employee's actuarial pension accrual, paid or payable to Employee as if it were earned salary."

     2. Except as amended hereby, the Agreement shall continue and shall remain in full force and effect in all respects.

     3. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment or have caused this Amendment to be executed on their behalf, as of the date first above written.


ATTEST:                       ST. PAUL BANCORP, INC.


_________________________     By________________________________________
                                    Patrick J. Agnew
                                    President


ATTEST:                       ST. PAUL FEDERAL BANK FOR SAVINGS


_________________________     By________________________________________
                                    Patrick J. Agnew
                                    President


                              EMPLOYEE


                              __________________________________________
                                    Joseph C. Scully